Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of urban-gro Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on January 16, 2026 (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1	.The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2026	/s/ Bradley Nattrass
Bradley Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

Dated: April 15, 2026	/s/ Richard A. Akright
Richard A. Akright
Fractional Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)

Dated: April 15, 2026	/s/ Eric Sherb
Eric Sherb
Eric Sherb
Co-Chief Financial Officer
(Principal Financial Officer) (Principal Accounting Officer)